UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-21756

                     First Trust Strategic High Income Fund
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000

                       Date of fiscal year end: October 31

                   Date of reporting period: January 31, 2010

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (Sections 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is attached herewith.


FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a)
JANUARY 31, 2010 (UNAUDITED)

 PRINCIPAL                                                           STATED     STATED
   VALUE                           DESCRIPTION                       COUPON    MATURITY       VALUE
-----------   ----------------------------------------------------   ------   ----------   -----------
ASSET-BACKED SECURITIES -- 21.8%
              ACE Securities Corp., Home Equity Loan Trust
$    21,468      Series 2003-OP1, Class B ........................    6.00%    12/25/33    $     6,624
              Atherton Franchisee Loan Funding
    237,926      Series 1999-A, Class A2 (b) .....................    7.23%    03/15/21        210,184
              Bombardier Capital Mortgage Securitization Corp.
    320,413      Series 1999-B, Class A1B ........................    6.61%    09/15/10        208,345
    820,342      Series 1999-B, Class A3 .........................    7.18%    12/15/15        566,586
  3,151,985   Conseco Finance Securitizations Corp.
                 Series 2000-6, Class M1 .........................    7.72%    09/01/31        998,897
              Falcon Franchise Loan Trust
  4,905,000      Series 2000-1, Class E (b) (d) ..................    6.50%    04/05/16         24,525
  4,231,000      Series 2003-1, Class E (c) (d) ..................    6.00%    01/05/25         21,155
              Green Tree Financial Corp.
    276,624      Series 1997-4, Class B1 .........................    7.23%    02/15/29         28,603
    921,849      Series 1998-4, Class M1 .........................    6.83%    04/01/30        398,532
  3,000,000      Series 1998-8, Class M1 .........................    6.98%    09/01/30      1,487,984
  4,833,020      Series 1999-3, Class M1 .........................    6.96%    02/01/31        696,721
              GSAMP Trust
    440,199      Series 2004-AR2, Class B4 (c) ...................    5.00%    08/25/34          1,880
    978,915      Series 2006-S3, Class A2 (e) ....................    5.77%    05/25/36         58,772
    856,192      Series 2006-S5, Class A1 (f) ....................    0.32%    09/25/36         31,504
              Independence lll CDO, Ltd.
  5,000,000      Series 3A, Class C1 (c) (d) (f) .................    2.75%    10/03/37             50
              Indymac Residential Asset Backed Trust
    743,354      Series 2005-B, Class M10 (f) ....................    3.73%    08/25/35          2,823
              Long Beach Mortgage Loan Trust
  1,923,875      Series 2006-A, Class A2 .........................    5.55%    05/25/36        101,538
              Longhorn CDO, Ltd.
  3,025,118      Series 1, Class C (c) (d) (f) ...................    6.52%    05/10/12         15,126
              Merit Securities Corp.
  1,077,375      Series 13, Class B1 (c) .........................    7.08%    12/28/33         14,801
  2,602,000      Series 13, Class M2 .............................    7.96%    12/28/33        812,907
              Park Place Securities, Inc.
  2,147,693      Series 2004-WCW1, Class M8 (f) ..................    3.73%    09/25/34         57,631
  1,301,976      Series 2004-WCW2, Class M10 (c) (f) .............    2.98%    10/25/34         44,760
    208,511      Series 2005-WCW3, Class M11 (c) (f) .............    2.73%    08/25/35            813
              Rosedale CLO, Ltd.
  3,620,454      Series I-A, Class II (c) ........................        (g)  07/24/21         36,205
              Structured Asset Securities Corp.
    977,629      Series 2006-GEL1, Class A1 (f) ..................    0.37%    11/25/35        969,153
              Summit CBO I, Ltd.
  4,159,437      Series 1A, Class B (c) (f) ......................    1.49%    05/23/11         41,594
                                                                                           -----------

              TOTAL ASSET-BACKED SECURITIES  ...........................................     6,837,713
                  (Cost $6,747,912)                                                        -----------


COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.2%
              Bear Stearns Alt-A Trust
  1,199,599      Series 2006-8, Class 2A2 ........................    5.18%    08/25/46         50,985

                See Notes to Quarterly Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) -- (CONTINUED)
JANUARY 31, 2010 (UNAUDITED)

 PRINCIPAL                                                           STATED     STATED
   VALUE                           DESCRIPTION                       COUPON    MATURITY       VALUE
-----------   ----------------------------------------------------   ------   ----------   -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- (CONTINUED)
              Countrywide Alternative Loan Trust
$ 3,179,217      Series 2005-56, Class M4 (f) ....................    1.15%    11/25/35    $    88,001
              Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
  3,691,244      Series 2007-OA4, Class M10 (f) ..................    3.23%    08/25/47         46,879
              HarborView Mortgage Loan Trust
  3,810,628      Series 2005-9, Class B10 (f) ....................    1.98%    06/20/35        811,130
                                                                                           -----------

              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS ................................       996,995
                  (Cost $1,623,147)                                                        -----------


COMMERCIAL MORTGAGE-BACKED SECURITIES -- 7.4%
              Banc of America Commercial Mortgage Inc.
  1,171,422      Series 2000-1, Class M (c) (d) ..................    6.00%    11/15/31            469
              Banc of America Large Loan, Inc.
  2,000,000      Series 2005-MIB1, Class L (c) (e) (f) ...........    3.23%    03/15/22        227,802
              Bear Stearns Commercial Mortgage Securities
  1,776,400      Series 2000-WF1, Class K (d) ....................    6.50%    02/15/32        430,383
              GE Capital Commercial Mortgage Corp.
    700,000      Series 2000-1, Class G (c) ......................    6.13%    01/15/33        305,851
              GS Mortgage Securities Corp. II
  6,886,020      Series 1998-C1, Class H (c) (e) .................    6.00%    10/18/30        393,789
              LB-UBS Commercial Mortgage Trust
  3,025,000      Series 2001-C7, Class Q (c) .....................    5.87%    11/15/33        151,375
  2,083,703      Series 2001-C7, Class S (c) (e) .................    5.87%    11/15/33         15,149
              Morgan Stanley Capital I, Inc.
    968,400      Series 1999-WF1, Class M (c) ....................    5.91%    11/15/31        607,336
  2,787,919      Series 2003-IQ5, Class O (c) (e) ................    5.24%    04/15/38        198,389
                                                                                           -----------

              TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES ..............................     2,330,543
                  (Cost $11,594,400)                                                       -----------


CORPORATE BONDS AND NOTES -- 57.7%
              AUTO COMPONENTS -- 1.2%
    400,000   TRW Automotive, Inc. (b) ...........................    7.25%    03/15/17        389,000
                                                                                           -----------
              AUTOMOBILES -- 1.1%
    400,000   Ford Motor Co. .....................................    6.50%    08/01/18        358,000
                                                                                           -----------
              CHEMICALS -- 2.2%
    305,000   Hexion Finance Escrow LLC/ Hexion Escrow
                 Corp. (b) .......................................    8.88%    02/01/18        295,469
    400,000   Westlake Chemical Corp. ............................    6.63%    01/15/16        383,000
                                                                                           -----------
                                                                                               678,469
                                                                                           -----------
              COMMERCIAL SERVICES & SUPPLIES -- 2.7%
    400,000   Iron Mountain, Inc. ................................    8.75%    07/15/18        418,000
    400,000   KAR Holdings, Inc. .................................   10.00%    05/01/15        426,000
                                                                                           -----------
                                                                                               844,000
                                                                                           -----------
              CONTAINERS & PACKAGING -- 1.3%
    400,000   Owens-Illinois, Inc. ...............................    7.80%    05/15/18        413,000
                                                                                           -----------
              DIVERSIFIED FINANCIAL SERVICES -- 1.3%
    400,000   Ford Motor Credit Co., LLC .........................    7.00%    10/01/13        400,604
                                                                                           -----------

                See Notes to Quarterly Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) -- (CONTINUED)
JANUARY 31, 2010 (UNAUDITED)

 PRINCIPAL                                                           STATED     STATED
   VALUE                           DESCRIPTION                       COUPON    MATURITY       VALUE
-----------   ----------------------------------------------------   ------   ----------   -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
              DIVERSIFIED TELECOMMUNICATION SERVICES -- 7.6%
$   425,000   Cincinnati Bell, Inc. ..............................    8.38%    01/15/14    $   430,313
    400,000   Citizens Communications ............................    7.13%    03/15/19        380,000
    400,000   Global Crossing Ltd. (b) ...........................   12.00%    09/15/15        438,000
    400,000   PAETEC Holding Corp. ...............................    9.50%    07/15/15        389,000
    800,000   Qwest Corp. ........................................    6.88%    09/15/33        740,000
                                                                                           -----------
                                                                                             2,377,313
                                                                                           -----------
              ELECTRICAL EQUIPMENT -- 0.8%
    245,000   Coleman Cable, Inc. (b) ............................    9.00%    02/15/18        243,162
                                                                                           -----------
              ENERGY EQUIPMENT & SERVICES -- 3.9%
    425,000   Edgen Murray Corp. (b) .............................   12.25%    01/15/15        408,000
    400,000   Hercules Offshore LLC (b) ..........................   10.50%    10/15/17        414,000
    400,000   McJunkin Red Man Corp. (b) .........................    9.50%    12/15/16        401,000
                                                                                           -----------
                                                                                             1,223,000
                                                                                           -----------
              FOOD & STAPLES RETAILING -- 2.3%
    400,000   ARAMARK Corp. ......................................    8.50%    02/01/15        403,000
    400,000   Rite Aid Corp. .....................................    8.63%    03/01/15        334,000
                                                                                           -----------
                                                                                               737,000
                                                                                           -----------
              HEALTH CARE PROVIDERS & SERVICES -- 1.3%
    400,000   HCA, Inc. ..........................................    9.25%    11/15/16        423,000
                                                                                           -----------
              HOTELS, RESTAURANTS & LEISURE -- 5.3%
    400,000   AMC Entertainment, Inc. ............................    8.75%    06/01/19        416,000
    400,000   Harrah's Operating Co., Inc. .......................   11.25%    06/01/17        427,000
    400,000   MGM MIRAGE (b) .....................................   10.38%    05/15/14        441,000
    400,000   MTR Gaming Group, Inc. (b) .........................   12.63%    07/15/14        395,000
                                                                                           -----------
                                                                                             1,679,000
                                                                                           -----------
              HOUSEHOLD DURABLES -- 1.3%
    400,000   Jarden Corp. .......................................    7.50%    05/01/17        404,000
                                                                                           -----------
              IT SERVICES -- 2.5%
    400,000   First Data Corp. ...................................    9.88%    09/24/15        359,000
    400,000   SunGard Data Systems, Inc. .........................   10.25%    08/15/15        417,000
                                                                                           -----------
                                                                                               776,000
                                                                                           -----------
              MACHINERY -- 4.9%
    400,000   CNH America LLC ....................................    7.25%    01/15/16        401,000
    400,000   Mueller Water Products, Inc. .......................    7.38%    06/01/17        362,000
    400,000   Terex Corp. ........................................    8.00%    11/15/17        384,000
    400,000   Trimas Corp. (b) ...................................    9.75%    12/15/17        401,000
                                                                                           -----------
                                                                                             1,548,000
                                                                                           -----------
              MEDIA -- 3.8%
    400,000   Charter Communications Operating LLC/Charter
                 Communications Operating Capital (b) (j) . ......    8.38%    04/30/14        409,000
    400,000   Lamar Media Corp. ..................................    6.63%    08/15/15        387,000
    400,000   Mediacom Broadband LLC/ Mediacom Broadband Corp. ...    8.50%    10/15/15        399,000
                                                                                           -----------
                                                                                             1,195,000
                                                                                           -----------

                See Notes to Quarterly Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) -- (CONTINUED)
JANUARY 31, 2010 (UNAUDITED)

 PRINCIPAL                                                           STATED     STATED
   VALUE                           DESCRIPTION                       COUPON    MATURITY       VALUE
-----------   ----------------------------------------------------   ------   ----------   -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
              METALS & MINING -- 1.3%
$   400,000   Arch Western Finance LLC ...........................    6.75%    07/01/13    $   398,000
                                                                                           -----------
              MULTILINE RETAIL -- 1.3%
    400,000   Neiman Marcus Group, Inc. ..........................   10.38%    10/15/15        394,000
                                                                                           -----------
              OIL, GAS & CONSUMABLE FUELS -- 2.2%
    400,000   Chesapeake Energy Corp. ............................    6.88%    01/15/16        396,000
    300,000   El Paso Corp. ......................................    6.88%    06/15/14        309,597
                                                                                           -----------
                                                                                               705,597
                                                                                           -----------
              PAPER & FOREST PRODUCTS -- 4.0%
    215,000   Appleton Papers, Inc. (b) ..........................   10.50%    06/15/15        210,775
    185,000   Georgia-Pacific LLC ................................    7.25%    06/01/28        179,450
    215,000   Georgia-Pacific LLC ................................    7.38%    12/01/25        216,075
    225,000   Verso Paper Holdings LLC/ Verso Paper, Inc. ........    9.13%    08/01/14        213,469
    400,000   Verso Paper Holdings LLC/ Verso Paper, Inc. (b) ....   11.50%    07/01/14        432,000
                                                                                           -----------
                                                                                             1,251,769
                                                                                           -----------
              SPECIALTY RETAIL -- 1.4%
    400,000   Limited Brands, Inc. (b) ...........................    8.50%    06/15/19        438,000
                                                                                           -----------
              TEXTILES, APPAREL & LUXURY GOODS -- 1.3%
    400,000   Easton-Bell Sports, Inc. (b) .......................    9.75%    12/01/16        419,000
                                                                                           -----------
              TRADING COMPANIES & DISTRIBUTORS -- 2.7%
    425,000   RSC Equipment Rental, Inc. .........................    9.50%    12/01/14        432,438
    400,000   United Rentals North America, Inc. .................    9.25%    12/15/19        415,000
                                                                                           -----------
                                                                                               847,438
                                                                                           -----------

              TOTAL CORPORATE BONDS AND NOTES ..........................................    18,142,352
                   (Cost $17,686,364)                                                      -----------


U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 38.9%
  3,875,000   FannieMae, March (h) ...............................    5.50%   30 yr. TBA     4,090,547
  2,250,000   FannieMae, March (h) ...............................    6.00%   30 yr. TBA     2,399,767
  5,812,368   FannieMae-ACES
                 Series 1998-M7, Class N, IO (f) .................    0.43%    05/25/36         84,688
  3,875,000   Government National Mortgage
                 Association, March (h) ..........................    5.00%   30 yr. TBA     4,017,313
 22,684,755   Government National Mortgage Association
                 Series 2003-59, Class XA, IO (f) ................    2.05%    06/16/34      1,631,404
                                                                                           -----------

              TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED .............................    12,223,719
                  SECURITIES                                                              ------------
                  (Cost $12,084,260)

STRUCTURED NOTES -- 1.0%
  2,000,000   InCaps Funding II Ltd./InCaps Funding II Corp.
                 Subordinated Note (c) ...........................        (g)  01/15/34        300,000
  3,750,000   Preferred Term Securities XXV, Ltd. (c) ............        (g)  06/22/37            375
                                                                                           -----------

              TOTAL STRUCTURED NOTES ...................................................       300,375
                  (Cost $399,896)                                                          -----------



                See Notes to Quarterly Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) -- (CONTINUED)
JANUARY 31, 2010 (UNAUDITED)

  SHARES                                      DESCRIPTION                                     VALUE
----------    --------------------------------------------------------------------------   -----------
PREFERRED SECURITIES -- 0.2%
      1,450   Ajax Two Ltd., Series 2A (c) (g) .........................................   $    14,500
      2,000   Ajax Two Ltd., Series 2X (c) (g) .........................................        20,000
      2,000   Soloso CDO, Ltd., Series 2005-1 (c) (g) ..................................        20,000
      3,000   White Marlin CDO, Ltd., Series AI (c) (g) (i) ............................        15,000
                                                                                           -----------
              TOTAL PREFERRED SECURITIES ...............................................        69,500
                  (Cost $605,851)                                                          -----------


              TOTAL INVESTMENTS -- 130.2% ..............................................    40,901,197
                 (Cost $50,741,830) (k)
              NET OTHER ASSETS AND LIABILITIES -- (30.2%) ..............................    (9,479,084)
                                                                                           -----------
              NET ASSETS -- 100.0% .....................................................   $31,422,113
                                                                                           ===========

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc., the Fund's investment sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At January 31, 2010, securities noted as such amounted to $5,969,115 or 19.0% of net assets.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A under the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note C - Restricted Securities in the Notes to Quarterly Portfolio of Investments).

(d)  Security missed its last interest payment.

(e)  Security is receiving less than the stated coupon.

(f) Floating rate security. The interest rate shown reflects the rate in effect at January 31, 2010.

(g)  Zero coupon investment.

(h)  Security purchased on a forward commitment basis.

(i)  The issuer is in default. Income is not being accrued.

(j) This issuer is in default but interest is still being accrued by the Fund and paid by the issuer.

(k) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,622,599 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $11,463,232.

ACES   Alternative Credit Enhancement Securities

CBO    Collateralized Bond Obligation

CDO    Collateralized Debt Obligation

CLO    Collateralized Loan Obligation

IO     Interest Only Security

TBA To be announced; maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

                See Notes to Quarterly Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) -- (CONTINUED)
JANUARY 31, 2010 (UNAUDITED)

VALUATION INPUTS

A summary of the inputs used to value the Fund's total investments as of January 31, 2010 is as follows (see Note A - Portfolio Valuation in the Notes to Quarterly Portfolio of Investments):

                                                                          LEVEL 2
                                                   TOTAL      LEVEL 1   SIGNIFICANT      LEVEL 3
                                                  VALUE AT     QUOTED    OBSERVABLE   UNOBSERVABLE
                                                  1/31/10      PRICES      INPUTS        INPUTS
                                                -----------   -------   -----------   ------------
Asset-Backed Securities .....................   $ 6,837,713     $--     $ 6,699,108     $138,605
Collateralized Mortgage Obligations .........       996,995      --         996,995           --
Commercial Mortgage-Backed Securities .......     2,330,543      --       2,330,543           --
Corporate Bonds and Notes ...................    12,223,719      --      12,223,719           --
U.S. Government Agency Mortgage-Backed
   Securities ...............................    18,142,352      --      18,142,352           --
Structured Notes ............................       300,375      --             375      300,000
Preferred Securities ........................        69,500      --              --       69,500
                                                -----------     ---     -----------     --------
Total Investments ...........................   $40,901,197     $--     $40,393,092     $508,105
                                                ===========     ===     ===========     ========

The following table presents the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

                                               BALANCE                                      CHANGE IN                     BALANCE
                                                AS OF       TRANSFERS                    NET UNREALIZED       NET          AS OF
INVESTMENTS AT FAIR VALUE USING              OCTOBER 31,    IN (OUT)     NET REALIZED     APPRECIATION     PURCHASES    JANUARY 31,
SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)        2009      OF LEVEL 3   GAINS (LOSSES)   (DEPRECIATION)     (SALES)         2010
-----------------------------------------    -----------   ----------   --------------   --------------   -----------   -----------
Asset-Backed Securities ..................    $1,648,255   $(101,538)     $(639,357)       $  386,730     $(1,155,485)    $138,605
Corporate Bonds and Notes ................       482,400          --       (225,000)          717,600        (975,000)          --
Structured Notes .........................        92,250          --         65,844           207,750         (65,844)     300,000
Preferred Securities .....................        84,500          --             --           (15,000)             --       69,500
                                              ----------   ---------      ---------        ----------     -----------     --------
Total Investments ........................    $2,307,405   $(101,538)     $(798,513)       $1,297,080     $(2,196,329)    $508,105
                                              ==========   =========      =========        ==========     ===========     ========

                See Notes to Quarterly Portfolio of Investments

 NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                          JANUARY 31, 2010 (UNAUDITED)

                       VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of First Trust Strategic High Income Fund (the "Fund") is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price on the business day as of which such value is being determined or, if no sales are reported on such day (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are valued at the mean between the last reported bid and asked prices. The Fund values mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by dealers who make markets in such securities or by independent pricing services approved by the Fund's Board of Trustees which use information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities, various relationships between securities and yield to maturity in determining value. The Fund's Portfolio of Investments includes investments with a value of $508,105 (1.2% of total investments) as of January 31, 2010, whose values have been determined based on prices supplied by dealers and investments with a value of $40,393,092 (98.8% of total investments), whose values have been determined based on prices supplied by independent pricing services. A ready market does not exist for some of these investments. As such, these values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.

Debt securities having a remaining maturity of less than sixty days when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service or dealer does not provide a valuation for a particular security, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. A variety of factors may be considered in determining the fair value of such securities including 1) the fundamental business data relating to the issuer; 2) an evaluation of the forces which influence the market in which these securities are purchased and sold; 3) type of holding; 4) financial statements of the issuer; 5) cost at date of purchase;
6) credit quality and cash flow of the issuer based on external analysis; 7) information as to any transactions in or offers for the holding; 8) price and extent of public trading in similar securities of the issuer/borrower, or comparable companies; and 9) other relevant factors. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale.

The Fund invests a significant portion of its assets in below-investment grade debt securities, including mortgage-backed securities, asset-backed securities, corporate bonds and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Instability in the markets for fixed-income securities, particularly mortgage-backed and asset-backed securities, has resulted in increased volatility and periods of illiquidity that have adversely impacted the valuation of certain securities held by the Fund.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     - Level 1 -- Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                          JANUARY 31, 2010 (UNAUDITED)

     - Level 2 -- Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

          -    Quoted prices for similar securities in active markets.

          - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

          - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

          - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

     - Level 3 -- Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of January 31, 2010 is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The Fund may purchase and sell securities on a "when-issued", "delayed delivery" or "forward commitment" basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued, delayed delivery or forward purchase commitments until payment is made. At January 31, 2010, the Fund had when-issued, delayed delivery or forward purchase commitments with a cost of $10,490,122 and a value of $10,507,627.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of January 31, 2010, the Fund held restricted securities as shown in the following table that Brookfield Investment Management Inc. has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                                                                % OF
                                                 ACQUISITION    PRINCIPAL               CARRYING                 NET
SECURITY                                             DATE     VALUE/SHARES   PRICE        COST        VALUE    ASSETS
--------                                         -----------  ------------  ------    -----------  ----------  ------
Ajax Two Ltd., Series 2A                           11/30/05         1,450   $10.00    $   496,824  $   14,500   0.05%
Ajax Two Ltd., Series 2X                           11/30/05         2,000    10.00        109,028      20,000   0.06
Banc of America Commercial Mortgage, Inc.
   Series 2000-1, Class M, 6.00%, 11/15/31         08/22/05    $1,171,422     0.04             --         469   0.00*
Banc of America Large Loan, Inc.
   Series 2005-MIB1, Class L, 3.23%, 03/15/22      08/26/06    $2,000,000   $11.39      2,021,761     227,802   0.73
Falcon Franchise Loan Trust
   Series 2003-1, Class E, 6.00%, 01/05/25         08/09/05    $4,231,000     0.50             --      21,155   0.07
GE Capital Commercial Mortgage Corp.
   Series 2000-1, Class G, 6.13%, 01/15/33         06/27/07    $  700,000    43.69        691,147     305,851   0.97
GS Mortgage Securities Corp. II
   Series 1998-C1, Class H, 6.00%, 10/18/30        08/02/05    $6,886,020     5.72      4,021,072     393,789   1.25
GSAMP Trust
   Series 2004-AR2, Class B4, 5.00%, 08/25/34      08/17/05    $  440,199     0.43             --       1,880   0.01
InCaps Funding II Ltd./InCaps Funding II Corp.
   Subordinated Note, Zero Coupon, 01/15/34        05/01/07    $2,000,000     0.15        399,896     300,000   0.96

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                          JANUARY 31, 2010 (UNAUDITED)

                                                                                                                % OF
                                                 ACQUISITION    PRINCIPAL               CARRYING                 NET
SECURITY                                             DATE     VALUE/SHARES   PRICE        COST        VALUE    ASSETS
--------                                         -----------  ------------  ------    -----------  ----------  ------
Independence III CDO, Ltd.
   Series 3A, Class C1, 2.75%, 10/03/37            12/27/06    $5,000,000   $ 0.00**  $        --  $       50  0.00%*
LB-UBS Commercial Mortgage Trust
   Series 2001-C7, Class Q, 5.87%, 11/15/33        09/19/05    $3,025,000     5.00      2,719,046     151,375  0.48
   Series 2001-C7, Class S, 5.87%, 11/15/33        09/29/05    $2,083,703     0.73        611,215      15,149  0.05
Longhorn CDO, Ltd.
   Series 1, Class C, 6.52%, 05/10/12              03/24/06    $3,025,118     0.50         53,566      15,126  0.05
Merit Securities Corp.
   Series 13, Class B1, 7.96%, 12/28/33            02/20/07    $1,077,375     1.37          8,092      14,801  0.05
Morgan Stanley Capital I, Inc.
   Series 1999-WF1, Class M, 5.91%, 11/15/31       08/03/05    $  968,400    62.72        687,773     607,336  1.93
   Series 2003-IQ5, Class O, 5.24%, 04/15/38       10/19/06    $2,787,919     7.12        120,919     198,389  0.63
Park Place Securities, Inc.
   Series 2004-WCW2, Class M10, 2.98%, 10/25/34    03/24/06    $1,301,976     3.44         93,101      44,760  0.14
   Series 2005-WCW3, Class M11, 2.73%, 08/25/35    12/26/07    $  208,511     0.39             --         813  0.00*
Preferred Term Securities XXV, Ltd.
   Zero Coupon, 06/22/37                           03/22/07    $3,750,000     0.00**           --         375  0.00*
Rosedale CLO, Ltd.
   Series I-A, Class II, Zero Coupon, 07/24/21     01/12/07    $3,620,454     1.00        165,830      36,205  0.12
Soloso CDO, Ltd., Series 2005-1                    11/30/05         2,000    10.00             --      20,000  0.06
Summit CBO I, Ltd
   Series 1A, Class B, 1.49%, 05/23/11             08/03/05    $4,159,437     1.00         59,837      41,594  0.13
White Marlin CDO, Ltd., Series AI                  06/01/07         3,000    10.00             --      15,000  0.05
                                                                                      -----------  ----------  ----
                                                                                      $12,259,107  $2,446,419  7.79%
                                                                                      ===========  ==========  ====

*    Amount is less than 0.01%.

**   Amount is less than $0.01.

D. INTEREST ONLY SECURITIES:

An interest only security ("IO Security") is the interest only portion of a mortgage-backed security ("MBS") that receives some or all of the interest portion of the underlying MBS and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These investments are identified on the Portfolio of Investments.

E. TBA SALES COMMITMENTS:

The Fund may enter into To Be Announced ("TBA") sale commitments, such as dollar roll agreements, to hedge its portfolio position or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is "marked-to market" daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

F. COLLATERALIZED DEBT OBLIGATIONS:

A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs, similar to other asset-backed securities, are subject to prepayment risk.

ITEM 2. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) First Trust Strategic High Income Fund


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date March 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date March 22, 2010


By (Signature and Title)* /s/ Mark R. Bradley
                          ------------------------------------------------------
                          Mark R. Bradley, Treasurer, Controller,
                          Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date March 22, 2010

* Print the name and title of each signing officer under his or her signature.